Exhibit 32


                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act of  2002,  each  of the undersigned certifies that the periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and result of operations of The Deltona Corporation as of September 30, 2003.


/S/ Antony Gram
-----------------------------
Antony Gram
Chairman of the Board, President and Chief Executive Officer
October 15, 2003



/S/ Robert O. Moore
-----------------------------
Robert O. Moore
Chief Financial Officer
October 15, 2003


     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging , or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Deltona Corporation and will be retained by The Deltona Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification accompanies the issuer's quarterly report on Form 10-Q for the period ending September 30, 2003 and is not filed as provided in SEC Release Nos. 33-8238, 33-8212, 34-4751 and IC-25967.

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that the periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and result of operations of The Deltona Corporation.


/S/ Antony Gram
-------------------------------
Antony Gram
Chairman of the Board, President and Chief Executive Officer
October 15, 2003



/S/ Robert O. Moore
--------------------------------
Robert O. Moore
Chief Financial Officer
October 15, 2003


     A signed original of this written statement required by Section 906 has been provided to The Deltona Corporation and will be retained by The Deltona Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification accompanies the issuer's Quarterly report on Form 10-Q and is not filed as provided in SEC Release Nos. 33-8212, 34-4751 and IC-25967, dated September 30, 2003.